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      As filed with the Securities and Exchange Commission on July 20, 1999


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 16, 1999


                             Exact name of Registrant as specified
Commission                   in its charter, address of principal                      State of                  I.R.S. Employer
File No.                     executive offices, telephone number                       Incorporation             Identification No.
1-8349                       FLORIDA PROGRESS CORPORATION                              Florida                   59-2147112
                             One Progress Plaza
                             St. Petersburg, Florida 33701
                             Telephone (727) 824-6400

1-3274                       FLORIDA POWER CORPORATION                                 Florida                   59-0247770
                             One Progress Plaza
                             St. Petersburg, Florida 33701
                             Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.



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Item 5. Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 1999:

         Florida Progress issued an Investor News report dated July 16, 1999 reporting second quarter 1999 earnings. A copy of the Investor News report is being filed herewith as Exhibit 99.

         In addition, Edward Moneypenny, Florida Progress' Senior Vice President and Chief Financial Officer, has indicated that he was reasonably comfortable that Florida Progress could achieve $3.05 earnings per share for 1999, or an increase of about 6% over 1998, excluding the impact of a one-time $.04 per share gain related to the buyout of a purchase power contract associated with a cogeneration facility. He also indicated that, assuming $3.05 as a base for 1999, and assuming Florida Progress can achieve its earnings growth rate target of 5% per year, earnings per share for 2000 would be approximately $3.20.

         "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This report contains certain forward looking statements, including projections regarding Florida Progress' earnings per share. These statements, and any other statements contained herein that are not historical facts, are forward-looking statements that are based on a series of projections and estimates regarding the economy, the electric utility business and Florida Progress' other businesses in general. Key factors that have a direct impact on the ability to attain these projections include continued annual growth in customers, successful cost containment efforts and the efficient operation of Florida Power's existing and future generating units. If these projections and estimates regarding the economy, the electric utility business and other factors differ materially from what actually occurs, or if various legal or regulatory proceedings have unfavorable outcomes, then actual results could vary significantly from the performance projected in the forward-looking statements.

Item 7. Financial Statements and Exhibits

         (c) Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)         Description of Exhibit

99 Florida Progress Corporation Investor News report dated July 16, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FLORIDA PROGRESS CORPORATION

                                       FLORIDA POWER CORPORATION


                                       By:   /s/ Pamela A. Saari
                                          --------------------------------------
                                       Pamela A. Saari
                                       Treasurer of each Registrant



Date: July 16, 1999



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                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibit

99 Florida Progress Corporation Investor News report dated July 16, 1999.





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